                                                                   EXHIBIT 10.35



                               SECURITY AGREEMENT



         In consideration of the covenants and agreements contained herein and the financial accommodations given, the undersigned The Delicious Frookie Company, a Delaware corporation ("Borrower") hereby, pursuant to the California Uniform Commercial Code, grants to American Pacific Financial Corporation, a California corporation (the "Secured Party"), as collateral security for the prompt and complete payment, or satisfaction, of the Obligation, as hereinafter defined, a security interest in all of the assets of Borrower, including but not limited to those certain items of tangible and intangible personal property described on "Exhibit A" attached hereto, as well as any other assets of Borrower of whatsoever kind and proceeds thereof. The security interest created by this Agreement attaches immediately upon execution hereof and is made for the purpose of securing Borrower's payment of the principal, interest and all other sums due with respect to that certain loan (the "Loan") evidenced by the promissory note ("Promissory Note") of even date herewith, a copy of which is attached as "Exhibit B" to the Loan Agreement ("Loan Agreement") between Borrower and Secured Party of even date herewith.

         NOW THEREFORE, the parties agree as follows:

         1.       DEFINITIONS OF TERMS USED HEREIN:

                  a. "Accounts Receivable" shall mean and include all invoices, contracts, contract rights, claims, instruments, leases, agreements, and accounts, whether now existing or hereafter arising, evidencing or representing indebtedness due or to become due to the Borrower for its own account or account of goods sold or leased by the Borrower, or services rendered by the Borrower and any accounts and contract rights, as defined in the Uniform Commercial Code, from time to time owned by Borrower, however acquired.

                  b. "Bank Accounts" shall mean all bank accounts and safe deposit boxes used in the conduct of the Business.

                  c. "Books of Account" shall mean all books of account, customer lists, client lists, employee lists, files, papers, records and telephone numbers used in conducting the Business.

                  d. "Causes of Action" shall mean all causes of action, judgments, claims or demands of whatever kind or description relating to the Business which Seller has or may have against any other person or entity.

                  e. "Collateral" shall mean (i) Contracts, (ii) Accounts Receivable, (iii) Causes of Action, (iv) Books of Account, (v) Insurance Policies, (vi) Bank Accounts, (vii) Goodwill, (viii) Real Property Leases, (ix) Personal Property, (x) Permits, (xi) Proprietary Rights, (xii) Personal


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Property Leases, (xiii) Proceeds, and (xiv) any other assets of Borrower, tangible or intangible, whether now owned or hereafter acquired.

                  f. "Contracts" shall mean contracts, agreements, contract rights, license agreements, customer contracts, distribution and shelf space agreements and other franchise rights and agreements, purchase and sales orders, quotations and executory commitments, instruments, asset-based lines of credit, royalty agreements, third party guaranties, indemnifications, arrangements and understandings, whether oral or written, to which Seller is a party (whether or not legally bound thereby) and used in conducting its Business.

                  g. "Event of Default" shall mean a failure by Borrower to pay any obligations required by the Promissory Note or any inaccuracy contained in the Warranties and Representations contained in Section 7, any event which causes any such Warranties and Representations to become inaccurate in any material respect, or any Event of Default, as defined in the Loan Agreement.

                  h. "Goodwill" shall mean all goodwill relating to the Business.

                  i. "Insurance Policies" shall mean all insurance policies of the Seller relating to the Business and all claims or demands or rights of whatever kind or description relating to such policies.

                  j. "Obligation" shall mean all the unpaid principal amount of, and accrued interest on, the Loan and all other obligations and liabilities of Borrower to Secured Party, now existing or hereinafter incurred, under, arising out of or in connection with the Loan or this Agreement.

                  k. "Permits" shall mean all franchises, licenses, permits, consents, authorizations, approvals and certificates of any regulatory, administrative or other governmental agency or body used in conducting the Business.

                  l. "Personal Property" shall mean all inventory, raw materials, packaging materials, machinery, equipment, tooling, parts, furniture, supplies, vehicles, office equipment and other tangible personal property used in conducting the Business.

                  m. "Personal Property Leases" shall mean all leases of equipment or other tangible personal property used in conducting the Business.

                  n. "Proceeds" shall mean whatever is received, including cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents, when any of the Equipment, Accounts Receivable and/or Inventory are sold, exchanged, leased, collected or otherwise disposed of, and any instruments, securities, contract rights, general intangibles, credits, claims, dividends, and any other property, rights, and interest of Borrower.


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                  o. "Proprietary Rights" shall mean all patents, inventions, trade secrets, processes, formulas, customer lists, distribution rights and shelf space, proprietary rights, proprietary knowledge, computer software, trademarks, names, service marks, trade names, copyrights, symbols and logos used in conducting the Business and all applications therefor, registrations thereof and licenses, sublicenses or agreements in respect thereof, which Seller owns or has the right to use or to which Seller is a party and all filings, registrations or issuances of any of the foregoing with or by any federal, state, local or foreign regulatory, administrative or governmental office.

                  p. "Real Property Leases" shall mean the leases of real property, along with all appurtenant rights, easements and privileges appertaining or relating thereto and construction in progress, if any, and leasehold improvements owned by Borrower relating to the real property subject to such leases.

                  q. "Security Interest" shall mean a lien or other interest in the Collateral which secures payment in full of a Liability or performance of any obligation hereunder continuing in full force and effect until the payment in full of the Obligation, subordinate only to the previously filed security interest in favor of U.S. Bancorp Republic Commercial Finance, Inc. f.k.a. Republic Acceptance Corporation outstanding as of the date hereof and senior to the security interest of Salerno Foods, L.L.C., created pursuant to the terms of the certain Security Agreement and Trademark Security Agreement each of Borrower in favor of Salerno Foods, L.L.C. and each dated April 3, 1998.

         2.       SECURITY INTERESTS:

         As security for the payment and faithful performance and observance of all Obligation of the Borrower to the Secured Party, the Borrower hereby grants to the Secured Party a Security Interest in all the Collateral and in all ledger sheets, files, records, and documents relating to the Collateral which shall, until delivered or removed by the Secured Party, be kept by the Borrower in trust for the Secured Party and without cost to the Secured Party. The Security Interest hereinabove granted in the Inventory of the Borrower shall attach to all Inventory of the Borrower now or hereafter owned by the Borrower and shall continue through all stages of preparation and eventual sale to the public. Until payment in full and faithful performance and observance of the Obligation, the pledge and assignment of, and the Security Interest in, all Collateral shall continue in full force and effect.

         3.       TAXES; FINANCING STATEMENTS:

         At its option, the Secured Party may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation thereof, and the Borrower agrees to reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party for such purposes. Borrower further authorizes Secured Party to file a financing statement or financing statements and any amendments thereto without the signature of the Borrower or to sign any such statements or amendments as the attorney-in-fact of the Borrower. Such authorization and power of attorney shall be deemed coupled


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with an interest and shall be irrevocable. Such power of attorney and authorization is limited to the Security Interest granted by this Security Agreement.

         4.       COLLECTIONS:

         Upon the occurrence of an Event of Default hereunder, the Secured Party shall have the right to receive, endorse, assign, and/or deliver in its own name or the name of the Borrower any and all checks, drafts, and other instruments for the payment of money relating to the Accounts Receivable and the Proceeds and the Borrower hereby waives notices of presentment, protest, and nonpayment of any instrument so endorsed. In furtherance of the foregoing, the Borrower hereby irrevocably appoints the Secured Party its true and lawful agent, with power of substitution for such Borrower's name or in the name of the Secured Party or otherwise, for the use and benefit of the Secured Party: (a) to endorse the name of the Borrower upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment that may come into the possession of the Secured Party; (b) to demand, collect, receive payment of, receipt for, and give discharges and releases of all or any of the Accounts Receivable and the Proceeds; (c) to sign the Borrower's name on any invoice or bill of lading relating to any of the Accounts Receivable and notices to customers; (d) to send verifications of Accounts Receivable to any customer; (e) to commence and prosecute any and all suits, actions, or proceedings in law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Accounts Receivable or the Proceeds or to enforce any rights in respect thereof or in respect of any other Collateral; (f) to settle, compromise, compound, adjust, or defend any actions, suits, or proceedings relating to or pertaining to all or any of the Collateral; and (g) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and do all other acts and things necessary to carry out this Security Agreement, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes; provided, however, that, unless an Event of Default shall have occurred, the Borrower may make collections and otherwise may deal with the Collateral, including the Proceeds, in any lawful manner in the ordinary course of its business. The Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss, or destruction of any part of the Collateral wherever the same may be located regardless of the cause thereof unless the same shall happen through the Secured Party's gross negligence or wilful misconduct. The costs of collection, notification, and enforcement, including reasonable counsel fees and out-of-pocket expenses, shall be borne solely by the Borrower whether the same are incurred by the Security Party or the Borrower.

         5.       SALE OF COLLATERAL:

         Subject to prior the rights of U.S. Bancorp Republic Commercial Finance, Inc. f.k.a. Republic Acceptance Corporation or Salerno Foods, L.L.C., upon the occurrence and continuance of an Event of Default hereunder or under the terms of the Note or Loan Agreement, Borrower agrees to transfer possession of all Collateral to Lender, wherever situated, and authorizes Lender to take possession of same by whatever means deemed necessary or appropriate by Lender, in its sole discretion. Borrower further authorizes Lender to sell such Collateral in the manner required by law at public or private sale and deliver to the purchaser or purchasers thereof all right, title and interest in the


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Collateral held by Lender or Borrower. After deducting all costs, fees and expenses of such sale and reasonable attorney fees, Lender shall apply the proceeds thereof as required under applicable law.

         6.       FINANCING STATEMENT AND FURTHER ASSURANCES:

         (a) Concurrently with the execution of this Security Agreement, at Borrower's sole cost and expense, (i) the Borrower shall execute any financing statement or financing statements required to perfect the security interest created by this Agreement and file such financing statement in the appropriate state and local offices in the State of California and in any other state or jurisdiction requested by Secured Party in a timely manner. Such financing statement or financing statements shall be on a form or forms approved by applicable state authorities and Borrower shall pay the filing fees required to file such financing statements.

         (b) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Borrower, Borrower promptly and duly shall execute and deliver any and all such further instruments and documents and take such further action as Secured Party reasonably may deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. Secured Party also hereby authorizes Borrower to file any such financing statement or continuation statement without the signature of the Secured Party to the extent permitted by applicable laws.

         7.       WARRANTIES AND REPRESENTATIONS:

                  Borrower warrants and represents that:

                  (a) Except as to the respective security interests of U.S. Bancorp Republic Commercial Finance, Inc. f.k.a. Republic Acceptance Corporation and Salerno Foods, L.L.C., as described above, Borrower has, and will maintain throughout the term of this Agreement, good and valid title to all Collateral, and no other person, entity, agency, or government agency has or purports to have, any right, title, lien, encumbrance, adverse claim, or interest in any Collateral other than liens incurred in the ordinary course of business. The Borrower has obtained all consents and approvals necessary to grant the Security Interest granted hereby.

                  (b) Borrower has authority to enter into the Security Agreement and Promissory Note and any person signing it on Borrower's behalf has been duly authorized to execute the Agreement for Borrower.

                  (c) Any and all information now or hereafter supplied to Secured Party by Borrower, or at Borrower's request or instruction, is and shall be correct in all material respects.


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                  (e) No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Borrower or Secured Party in favor of Secured Party pursuant to this Agreement, and except the respective security interests of U.S. Bancorp Republic Commercial Finance, Inc. f.k.a. Republic Acceptance Corporation and Salerno Foods, L.L.C., as described above.

                  (f) This Agreement constitutes a valid and continuing lien on and security interest in the Collateral in favor of Secured Party, prior to all other liens, encumbrances, security interests and rights of others, except as may be limited by inchoate liens arising under the laws of applicable state laws and except as to the security interests of U.S. Bancorp Republic Commercial Finance, Inc. f.k.a. Republic Acceptance Corporation as described hereinabove, and is enforceable as such against creditors of and purchasers from Borrower.

                  (g) Borrower's principal place of business and the place where its records concerning the Collateral are kept is at 2720 River Road, Suite 126, Des Plaines, Illinois 60018. Borrower will not change such principal place of business (except to Salerno's principal place of business) or remove such records without the express prior written consent of Secured Party, which consent will not be unreasonably withheld. Borrower will not dispense or relocate any part of the Collateral without the express prior written consent of Secured Party, except in the ordinary course of business.

                  (h) Borrower has reviewed the Promissory Note dated the date hereof, made by Borrower and evidencing the Loan and Security Agreement dated the date hereof, granting to Lender a lien on the Collateral and all other documents executed by Borrower or guarantor, if any, in connection with the Loan.

                  (i) The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which borrower is bound. No default exists under the Loan, and all of the following items regarding the Collateral which have become due and payable have been paid taxes; government assessments; insurance premiums; lease payments; and any other charges affecting the Collateral.

                  (j) Borrower knows of no facts that would support a claim of usury to defeat or avoid its obligation to repay the principal of, interest on, and other sums or amounts due and payable with respect to the Loan.

                  (k) Borrower is not currently (i) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or
(ii) the subject of any unsatisfied judgment of record or docketed in any court located in the United States.


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                  (l) Borrower has filed all federal, state, county and
municipal tax returns required to have been filed by Borrower, and has paid all taxes which have become due pursuant to such returns or to any notice of assessment received by Borrower, and Borrower has no knowledge of any basis for additional assessment with respect to such taxes. To the best of Borrower's knowledge, there are not presently pending any governmental claims or special assessments against the Collateral or any part thereof.

                  (m) Each and every representation and warranty contained herein or in the Loan Agreement will remain true and correct at all times from the date hereof until the Loan is repaid in full in accordance with its terms. In the event that any representation or warranty contained herein becomes untrue, in whole or in part, after the date hereof, Borrower will so advise Lender in writing immediately.

                  (n) Borrower covenants that it shall, promptly upon the request of Lender, ratify and affirm the representations and warranties set forth herein, in writing, as of such date or dates as Lender shall specify.

         8.       COVENANTS AND AGREEMENTS:

                  Borrower covenants and represents that:

                  (a) Borrower will pay any and all of Borrower's indebtedness to Secured Party promptly when due, and Borrower will repay immediately, and without demand, all expenses, including reasonable attorneys' fees, legal expenses and costs, incurred by Secured Party under this Agreement with interest at the Default Rate, as provided in the Promissory Note, from the date of expenditure.

                  (b) Borrower will execute any additional agreements, assignments or documents that may be deemed necessary or advisable to effectuate the purpose of this Agreement.

                  (c) Borrower will maintain and repair the Collateral; will use the Collateral lawfully and only with insurance coverage; other than in the ordinary course of business, will not use the Collateral so as to cause or result in any waste, unreasonable deterioration or depreciation; and will permit Secured Party to enter on Borrower's property and to inspect the Collateral at any reasonable time, with two (2) days prior written notice.

                  (d) Borrower will pay when due all taxes, assessments, charges, liens, or encumbrances now or hereafter affecting the Collateral.

                  (e) Borrower, at its own cost and expense, will appear in and defend any action or proceeding which may adversely affect the Secured Party's security interest in, or Borrower's title to, any Collateral and Borrower shall keep Secured Party informed. Secured Party shall have the option of defending any such action or proceeding at Borrower's cost.


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                  (f) Borrower will keep and maintain at its own cost and
expense satisfactory and complete records of the Collateral. Borrower will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For Secured Party's further security, Borrower agrees that Secured Party shall have a special property interest in all of Borrower's books and records pertaining to the Collateral and Borrower shall deliver and turn over any such books and records to Secured Party or its representatives upon written demand of Secured Party, following any Event of Default. Secured Party shall review any such books and records delivered to it hereunder promptly and shall make reasonable efforts to minimize any interference therewith.

                  (g) In any suit, proceedings or action brought by Secured Party under any contract for any sum owing thereunder, or to enforce any provisions of such contract, Borrower will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction of liability whatsoever of the person against whom such suit, proceedings or action is brought, arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Secured Party.

                  (h) Borrower will, upon its acquisition of the business of Salerno Foods, L.L.C., a Delaware limited liability company ("Salerno") use its best efforts to immediately collect all of the then outstanding accounts receivable of Salerno and will use all such funds received to pay all of the then outstanding accounts payable of Salerno until the same have been fully paid and liquidated. So long as any account payable or receivable at the time of acquisition remains outstanding, Borrower will provide to Secured Party reports of the status of and any changes in such accounts receivable and payable upon the reasonable request of Borrower.

                  (i) Borrower will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest, encumbrance, claim or right, in or to the Collateral, except for existing liens set forth in this Agreement.

                  (j) Borrower will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except in the ordinary course of business as previously conducted by Borrower.

                  (k) Borrower will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party reasonably may request, all in reasonable detail.

                  (l) Borrower shall notify Secured Party immediately of any default under this Agreement.


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         9.       TERM OF AGREEMENT:

                  This Agreement shall remain in full force and effect until the obligations secured hereby have been fully performed or paid. Upon payment in full of the Obligation, this Security Agreement shall automatically terminate.

         10.      REMEDIES:

                  Borrower understands and agrees that on the occurrence of an Event of Default, in addition to any remedies provided by law or by this Agreement, to the extent provided by law Secured Party may, without notice and without allowing any grace period to rectify such Event of Default:

                  (a) Expenses: Incur expenses, including reasonable attorneys' fees, legal expenses and costs, to exercise any right or power under the Agreement.

                  (b) Performance of Borrower's Obligations by Secured Party:
The Secured Party may, but need not, perform any obligation of Borrower, and may, but need not, make payments, purchase, contest, or compromise any encumbrance, charge, or lien and pay taxes and expenses.

                  (c) Acceleration: Declare any or all of the Obligation due and payable, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Promissory Note to the contrary notwithstanding;

                  (d) Possession: With or without legal process and with or without previous notice or demand for performance, enter any premises where the Collateral is located and take possession of the same, together with anything therein, and make disposition of, or proceed to enforce payment of, the Collateral subject to any and all applicable provisions of law; and/or

                  (e) Suit, Retention or Disposition of Collateral, Application of Proceeds: Sue the Borrower or any other person or entity liable for the Obligation; retain the Collateral in satisfaction of the obligation; dispose of the Collateral; and apply the proceeds of disposition, including provision for reasonable attorneys' fees and legal expenses incurred by Secured Party, all as provided by law.

         11.      WAIVER:

         The Secured Party shall not be deemed to have waived any rights hereunder by reason of any other agreement, instrument, or paper signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Secured Party, whether


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evidenced hereby or by any other agreement, instrument, or paper, shall be cumulative and may be exercised singly or concurrently.

         12.      SEVERABILITY:

         If any part of this Security Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         13.      EXECUTION BY THE SECURED PARTY:

         This Security Agreement shall take effect immediately upon execution by the Borrower, and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of the Security Agreement.

         14.      HEADINGS:

         Section headings have been inserted in this Security Agreement as a matter of convenience of reference only, and it is agreed that such Section headings are not a part of this Security Agreement and shall not be used in the interpretation of any provision of this Security Agreement.

         15.      NOTICES:

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day, as defined below, after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


                  Borrower:        The Delicious Frookie Company, Inc.
                                   2720 River Road, Suite 126
                                   Des Plaines, Illinois 60018

                  Secured Party:   American Pacific Financial Corporation
                                   225 West Hospitality Lane, Suite 201
                                   San Bernardino, CA  92408


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         16. CHOICE OF LAW: This Agreement shall be governed by, and construed in accordance with the laws of the State of California. In any action brought under or arising out of this Agreement, Borrower hereby consents to the jurisdiction of any federal or state court within California and to any lawful service of process in California. Borrower hereby agrees that no other federal or state court may entertain any suit, action or proceeding relating to or arising out of this Agreement.

         17. ASSIGNMENTS, ETC.: The provisions of the Agreement are hereby made applicable to and shall inure to the benefit of Secured Party's successors and assigns and bind Borrower's heirs, legatees, devisees, administrators, executors, successors, and assigns.



                     [Signature page immediately following]


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Dated: April 3, 1998
                                        BORROWER:

                                        THE DELICIOUS FROOKIE COMPANY, INC.,
                                        A Delaware corporation


                                            /s/
                                        By:----------------------------------
                                              Michael Kirby, President


                                        SECURED PARTY:

                                        AMERICAN PACIFIC FINANCIAL
                                        CORPORATION,
                                        a California corporation


                                            /s/
                                        By:----------------------------------
                                             Larry R. Polhill, President


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                                   "EXHIBIT A"

                            DESCRIPTION OF COLLATERAL



           [to be prepared by Olshan Grundman Frome & Rosenzweig LLP]


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                                   "EXHIBIT B"

                                 PROMISSORY NOTE

                                 (SEE ATTACHED)